Exhibit 10.1

Execution Copy

TARGA PIPELINE PARTNERS LP,

TARGA PIPELINE FINANCE CORPORATION,

THE SUBSIDIARY GUARANTORS NAMED HEREIN,

AND

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

THIRD SUPPLEMENTAL INDENTURE

Dated as of April 24, 2015

to

Indenture

Dated as of September 28, 2012

6 5/8% Senior Notes due 2020

THIS THIRD SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of April 24, 2015, is by and among Targa Pipeline Partners LP (formerly known as Atlas Pipeline Partners, L.P.), a Delaware limited partnership (the “Partnership”), Targa Pipeline Finance Corporation (formerly known as Atlas Pipeline Finance Corporation), a Delaware corporation (“Finance Co.” and, together with the Partnership, the “Issuers”), the Subsidiary Guarantors (as defined in the Indenture referred to herein) and U.S. Bank National Association, a national banking association, as trustee (the “Trustee”).

WHEREAS, the Issuers, the Subsidiary Guarantors and the Trustee have heretofore executed and delivered (i) the Indenture, dated as of September 28, 2012 (the “Original Indenture”), providing for the issuance of the Issuers’ 6 5/8% Senior Notes due 2020 (the “Notes”) from time to time in an unlimited aggregate principal amount, and (ii) the Supplemental Indentures to the Original Indenture, dated as of December 20, 2012 and January 2, 2015, respectively (the Original Indenture, as amended and supplemented by such Supplemental Indentures, being herein called the “Indenture”);

WHEREAS, $355,112,000 in aggregate principal amount of Notes is currently outstanding;

WHEREAS, Section 9.02 of the Indenture provides that, with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes, the Issuers, the Subsidiary Guarantors and the Trustee may enter into an indenture supplemental to the Indenture for the purpose of amending or supplementing the Indenture or the Notes (subject to certain exceptions);

WHEREAS, the execution and delivery of this Supplemental Indenture have been authorized by the Board of Directors of the General Partner of the Partnership and the respective Boards of Directors of Finance Corp. and the Subsidiary Guarantors;

WHEREAS, the Issuers have requested the Trustee to join with them and the Subsidiary Guarantors in entering into this Supplemental Indenture for the purpose of amending the Indenture and the Notes in certain respects as permitted by Section 9.02 of the Indenture;

WHEREAS, in conjunction with the offer by Targa Resources Partners LP and Targa Resources Partners Finance Corporation (collectively, “Targa”) to exchange their 6 5/8% Senior Notes due 2020 for the Notes, Targa has been soliciting consents, on behalf of the Issuers, to the amendments to the Indenture to be effected by this Supplemental Indenture upon the terms and subject to the conditions set forth in Targa’s Offer to Exchange dated April 13, 2015 and the related Consent and Letter of Transmittal (which together, including any amendments, modifications or supplements thereto, constitute the “Exchange Offer”); and

WHEREAS, (1) the consent of the Holders of a majority in principal amount of the outstanding Notes to such amendments have been received, all as certified by an Officers’ Certificate delivered to the Trustee simultaneously with the execution and delivery of this Supplemental Indenture, (2) the Issuers have delivered to the Trustee simultaneously with the execution and delivery of this Supplemental Indenture an Opinion of Counsel relating to this Supplemental Indenture as contemplated by Section 10.06 of the Indenture and (3) the Issuers and the Subsidiary Guarantors have satisfied all other conditions required under Article 9 of the Indenture to enable the Issuers, the Subsidiary Guarantors and the Trustee to enter into this Supplemental Indenture.

NOW, THEREFORE, in consideration of the above premises, each party hereby agrees, for the benefit of the others and for the equal and ratable benefit of the Holders of the Notes, as follows:

ARTICLE I

AMENDMENTS TO INDENTURE AND NOTES

Section 1.1 Amendments to Articles 3, 4, 5 and 6 of the Indenture. The Indenture is hereby amended by deleting the following Sections, paragraphs or clauses of the Indenture and all references and definitions related thereto in their entirety:

•	Section 3.09 (Offer to Purchase by Application of Net Proceeds)

•	Section 4.03 (Compliance Certificate)

•	Section 4.04 (Taxes)

•	Section 4.05 (Stay, Extension and Usury Laws)

•	Section 4.06 (Change of Control)

•	Section 4.07 (Asset Sales)

•	Section 4.08 (Restricted Payments)

•	Section 4.09 (Incurrence of Indebtedness and Issuance of Disqualified Equity)

•	Section 4.10 (Liens)

•	Section 4.11 (Dividend and Other Payment Restrictions Affecting Subsidiaries)

•	Section 4.12 (Transactions with Affiliates)

•	Section 4.13 (Additional Subsidiary Guarantees)

•	Section 4.14 (Designation of Restricted and Unrestricted Subsidiaries)

•	Section 4.15 (Business Activities)

•	Section 4.16 (Sale and Lease-back Transactions)

•	Section 4.17 (Payments for Consent)

•	Section 4.18 (Reports)

•	Section 4.19 (Layering Indebtedness)

•	Sections 5.01(a)(iii)-(iv) and 5.01(b)(iv) (Merger, Consolidation, or Sale of Assets)

•	Section 6.01(c), (e) and (f) (Events of Default)

For the avoidance of doubt, any obligation imposed upon the Issuers and the Subsidiary Guarantors by the Trust Indenture Act of 1939, as amended, shall not be affected by the preceding provisions of this Section 1.1.

Section 1.2 Amendments to Notes. The Notes are hereby amended to delete all provisions inconsistent with the amendments to the Indenture effected by this Supplemental Indenture.

ARTICLE II

MISCELLANEOUS PROVISIONS

Section 2.1 Defined Terms. For all purposes of this Supplemental Indenture, except as otherwise defined or unless the context otherwise requires, terms used in capitalized form in this Supplemental Indenture and defined in the Indenture have the meanings specified in the Indenture.

Section 2.2 Indenture. Except as amended hereby, the Indenture and the Notes are in all respects ratified and confirmed and all the terms shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered under the Indenture shall be bound hereby and all terms and conditions of both shall be read together as though they constitute a single instrument, except that in the case of conflict the provisions of this Supplemental Indenture shall control. This Supplemental Indenture relates solely to the Notes and shall not apply to any other series of Securities that may be outstanding under the Original Indenture as amended and supplemented.

Section 2.3 Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 2.4 Successors. All agreements of the Issuers and the Subsidiary Guarantors in this Supplemental Indenture and the Notes shall bind their respective successors. All agreements of the Trustee in this Supplemental Indenture shall bind its successors.

Section 2.5 Duplicate Originals. All parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement. It is the express intent of the parties to be bound by the exchange of signatures on this Supplemental Indenture via telecopy or other form of electronic transmission.

Section 2.6 Severability. In case any one or more of the provisions in this Supplemental Indenture or in the Notes shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the fullest extent permitted by law.

Section 2.7 Trustee Disclaimer. The Trustee accepts the amendments of the Indenture effected by this Supplemental Indenture and agrees to execute the trust created by the Indenture as hereby amended, but on the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit its liabilities and responsibilities in the performance of the trust created by the Indenture as hereby amended, and without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statements contained herein, all of which recitals or statements are made solely by the Issuers and the Subsidiary Guarantors, and the Trustee makes no representation with respect to any such matters. Additionally, the Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture.

Section 2.8 Effectiveness. This Supplemental Indenture shall be effective only upon execution and delivery of this instrument by the parties hereto. Notwithstanding the foregoing sentence or anything else herein to the contrary, the amendments to the Indenture and the Notes effected by this Supplemental Indenture shall become operative only upon the payment by Targa, pursuant to the Exchange Offer, of the full amount of the Early Exchange Consideration or Late Exchange Consideration, as applicable, on the Settlement Date (as such terms are defined in the Exchange Offer as in effect on the date hereof) in relation to all Notes accepted for exchange by Targa, with the result that the amendments to the Indenture and the Notes effected by this Supplemental Indenture shall be deemed to be revoked retroactive to the date hereof if such payment shall not occur on the Settlement Date. Targa shall notify the Trustee promptly after the occurrence of such payment or promptly after Targa shall determine that such payment will not occur.

Section 2.9 Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first written above.

TARGA PIPELINE PARTNERS LP

By:	Targa Pipeline Partners GP LLC, its General Partner

	By:	/s/ Robert W. Karlovich, III
	Name:	Robert W. Karlovich, III
	Title:	Chief Financial Officer and Chief Accounting Officer

TARGA PIPELINE FINANCE CORPORATION

By:	/s/ Robert W. Karlovich, III
Name:	Robert W. Karlovich, III
Title:	Chief Financial Officer

TARGA PIPELINE OPERATING PARTNERSHIP LP

By:	Targa Pipeline Partners GP LLC, its General Partner

	By:	/s/ Robert W. Karlovich, III
	Name:	Robert W. Karlovich, III
	Title:	Chief Financial Officer

TARGA PIPELINE MID-CONTINENT HOLDINGS LLC
TPL LAUREL MOUNTAIN LLC

By:	Targa Pipeline Operating Partnership LP, its sole member

	By:	Targa Pipeline Partners GP LLC, its General Partner

		By:	/s/ Robert W. Karlovich, III
		Name:	Robert W. Karlovich, III
		Title:	Chief Financial Officer

TARGA MIDKIFF LLC
TARGA CHANEY DELL LLC
SLIDER WESTOK GATHERING, LLC
NOARK ENERGY SERVICES, L.L.C.
TARGA PIPELINE MID-CONTINENT LLC
TPL BARNETT LLC
TPL ARKOMA HOLDINGS LLC
TPL GAS TREATING LLC
TPL SOUTHTEX MIDSTREAM LLC

By:	Targa Pipeline Mid-Continent Holdings LLC, its sole member

	By:	Targa Pipeline Operating Partnership LP, its sole member

		By:	Targa Pipeline Partners GP LLC, its General Partner

			By:	/s/ Robert W. Karlovich, III
			Name:	Robert W. Karlovich, III
			Title:	Chief Financial Officer

VELMA INTRASTATE GAS TRANSMISSION COMPANY, LLC
VELMA GAS PROCESSING COMPANY, LLC

By:	Targa Pipeline Mid-Continent LLC, its sole member

	By:	Targa Pipeline Mid-Continent Holdings LLC, its sole member

		By:	Targa Pipeline Operating Partnership LP, its sole member

		By:	Targa Pipeline Partners GP LLC, its General Partner

			By:	/s/ Robert W. Karlovich, III
			Name:	Robert W. Karlovich, III
			Title:	Chief Financial Officer

PECOS PIPELINE LLC
TESUQUE PIPELINE, LLC

By:	TPL Barnett LLC, its sole member

	By:	Targa Pipeline Mid-Continent Holdings LLC, its sole member

		By:	Targa Pipeline Operating Partnership LP, its sole member

		By:	Targa Pipeline Partners GP LLC, its General Partner

			By:	/s/ Robert W. Karlovich, III
			Name:	Robert W. Karlovich, III
			Title:	Chief Financial Officer

TPL ARKOMA MIDSTREAM LLC

By:	TPL Arkoma Holdings LLC

	By:	Targa Pipeline Mid-Continent Holdings LLC, its sole member

		By:	Targa Pipeline Operating Partnership LP, its sole member

		By:	Targa Pipeline Partners GP LLC, its General Partner

			By:	/s/ Robert W. Karlovich, III
			Name:	Robert W. Karlovich, III
			Title:	Chief Financial Officer

TPL SOUTHTEX PIPELINE COMPANY LLC

By:	TPL SouthTex Midstream LLC, its sole member

	By:	Targa Pipeline Mid-Continent Holdings LLC, its sole member

		By:	Targa Pipeline Operating Partnership LP, its sole member

		By:	Targa Pipeline Partners GP LLC, its general partner

			By:	/s/ Robert W. Karlovich, III
			Name:	Robert W. Karlovich, III
			Title:	Chief Financial Officer

TPL SOUTHTEX MIDSTREAM HOLDING COMPANY LP
TPL SOUTHTEX GAS UTILITY COMPANY LP
TARGA SOUTHTEX MIDSTREAM COMPANY LP
TPL SOUTHTEX TRANSMISSION COMPANY LP
TPL SOUTHTEX PROCESSING COMPANY LP

By:	TPL SouthTex Pipeline Company LLC, its sole general partner

	By:	TPL SouthTex Midstream LLC, its sole member

		By:	Targa Pipeline Mid-Continent Holdings LLC, its sole member

		By:	Targa Pipeline Operating Partnership LP, its sole member

		By:	Targa Pipeline Partners GP LLC, its general partner

			By:	/s/ Robert W. Karlovich, III
			Name:	Robert W. Karlovich, III
			Title:	Chief Financial Officer

TPL ARKOMA INC.

By:	/s/ Robert W. Karlovich, III
Name:	Robert W. Karlovich, III
Title:	Chief Financial Officer & Vice President

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ Shazia Flores
Name:	Shazia Flores
Title:	Assistant Vice President